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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   August 9, 2002
                                                    --------------



                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-14337             36-2875386
         --------                        -------             ----------
(State or Other Jurisdiction           (Commission         (IRS Employer
       of Incorporation)               File Number)        Identification No.)


           1300 East Ninth Street, Cleveland, Ohio              44114
           ---------------------------------------              -----
           (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code  (216)  696-7000
                                                    ---------------



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ITEM 5.  OTHER EVENTS.

         On August 9, 2002, Penton Media, Inc. ("Penton") sent a letter to Mario Gabelli in response to a letter Mr. Gabelli had sent to Penton on August 7, 2002, regarding the elimination of the Penton's "poison pill." A copy of Penton's letter to Mr. Gabelli is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits        Description
         --------        -----------


         99.1 Letter from Penton Media, Inc. to Mario Gabelli, dated August 9, 2002.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             Penton Media, Inc.


                             By:  /s/ Preston L. Vice
                                 ----------------------------------------------
                                 Name:  Preston L. Vice
                                 Title:  Senior Vice President and Secretary

Date: August 12, 2002











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                                  Exhibit Index



         Exhibits       Description
         --------       -----------

         99.1 Letter from Penton Media, Inc. to Mario Gabelli, dated August 9, 2002.